UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 01/07/2005

AMERICAN PHARMACEUTICAL PARTNERS INC /DE/

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-33407

DE	68-0389419
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1501 East Woodfield Road, Suite 300 East, Schaumburg, IL 60173-5837

(Address of Principal Executive Offices, Including Zip Code)

(847) 969-2700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01. Other Events

On January 7, 2005, American Pharmaceutical Partners, Inc. issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) approved ABRAXANE(TM) for Injectable Suspension (paclitaxel protein-bound particles for injectable suspension) (albumin-bound) for metastatic breast cancer. A copy of the press release is attached hereto as Exhibit 99.1.

On January 10, 2005, American Pharmaceutical Partners, Inc. hosted a webcast conference call for investors and analysts to discuss this announcement.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being furnished with this Report:

Exhibit 99.1 Press release dated January 7, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS INC /DE/

Date: January 12, 2005.	By:	/s/ Jack Silhavy
Jack Silhavy Vice President and
General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	PRESS RELEASE